Exhibit 10.30e




April 2, 2001


Hughes Electronics Corporation
200 N. Sepulveda Boulevard
El Segundo, CA 90245-0956

Singapore Telecommunications Ltd.
31 Exeter Road
#22-00 Comcentre
Singapore 239732
Republic of Singapore

Baron Capital Partners, L.P.
767 Fifth Avenue
49th Floor
New York, NY 10153

Re: April 2, 2001 Note Issuance Waiver Under the Term Credit Agreement and Revolving Credit Agreement (the "April 2, 2001 Waivers")

Ladies and Gentlemen:

In consideration of the April 2, 2001 Waivers, Motient agrees for the benefit of the Guarantors that: 1) in the case of Hughes Electronics Corporation ("Hughes") and Baron Capital Partners, LP ("Baron"), all Warrants issued to each of them as Guarantors under the above-referenced Credit Agreements will be repriced to the closing price of Motient stock as of Friday, March 30, 2001 (i.e. $1.31); and 2) in the case of Singapore Telecommunications Ltd., a new Warrant with respect to 300,000 shares on the same terms as the repriced Hughes and Baron Warrants.


MOTIENT CORPORATION




By:      /s/Randy S. Segal
         -----------------------------------------------------
         Name:   Randy S. Segal
         Title:  Senior Vice President